                                            EXHIBIT (10)(ii) 101


                                                  June 28, 1994


                          AGREEMENT OF
                     ASSIGNMENT, ASSUMPTION,
                       CONSENT AND RELEASE


          THIS AGREEMENT OF ASSIGNMENT, ASSUMPTION, CONSENT AND RELEASE ("ASSIGNMENT") entered into as of July 1, 1994 by and among Global Petroleum Corp., a Massachusetts Corporation having a principal address of 800 South Street, Waltham, Massachusetts 02254, ("Assignor"), Montello Oil Corporation, a New Jersey Corporation having a principal address of 800 South Street, Waltham, Massachusetts 02254, ("Assignee"), and Central Hudson Gas & Electric Corporation, a New York Corporation having a principal address of 284 South Avenue, Poughkeepsie, New York 12601, for Itself and As Agent for Consolidated Edison Company of New York, Inc., a New York Corporation having a principal address of 4 Irving Place, New York, New York 10003, and Niagara Mohawk Power Corporation, a New York Corporation having a principal address of 300 Erie Boulevard West, Syracuse, New York 13202, (collectively defined herein as "Buyer").

                           Witnesseth:

          WHEREAS, Assignor and Buyer entered into a Fuel Supply
Contract, effective September 1, 1992 and amended by a First
Amendment thereto, effective November 1, 1993 and a Second
Amendment thereto, effective September 1, 1994 ("Agreement"); and

          WHEREAS, Assignor desires to assign its rights and obligations under the Agreement to Assignee and Assignee desires to assume Assignor's rights and obligations under the Agreement;
and

          WHEREAS, Buyer is willing to consent to such assignment and assumption as required under Section 18.0 of the Agreement.

          NOW, THEREFORE, in consideration of the sum of Ten
Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.   Assignment:   Effective at midnight on June 30,
1994 ("Effective Date"), the Assignor hereby assigns to the Assignee all its right, title, interest and obligations in the Agreement attached hereto and made a part hereof.

          2.   Assumption:   As of the Effective Date, the
Assignee hereby assumes the performance of each and every covenant in the Agreement.

          3.   Consent:      Buyer hereby consents to Assignor
assigning the Agreement to Assignee as of the Effective Date.

          4.   Release:      Assignor and Buyer each hereby
releases and discharges the other from any and all obligations, liabilities and/or duties under the Agreement, except such as are a result of performance or non-performance of the Agreement prior to the Effective Date or which result from events occurring prior to the Effective Date which give rise to or result in any obligations, liabilities and/or duties on the part of the Assignor or Buyer under the Agreement, and except as otherwise noted herein.

          5.   Guarantee:    In the event that Assignee is now in
default or later defaults with respect to any obligation assumed hereunder by Assignee, Assignor hereby guarantees the performance of such obligation to Buyer, as more fully provided for in the Guaranty of Assignor attached hereto and incorporated by reference herein.

          6.   Indemnification:   Assignor and/or Assignee shall
indemnify, defend (at the option of the Buyer), and hold Buyer and its agents, employees and directors harmless from and against any and all liabilities, losses, damages, injuries, suits, charges, costs, expenses, claims, demands, reasonable legal fees, and causes of action of every kind and character arising out of or alleged to have arisen out of any action or inaction by Assignor and/or Assignee related to this Assignment.

          7.   Warranties and Representations:

               A. Buyer represents and warrants to the other parties that:

                    (i)      Buyer has the power to consent to
                             the assignment by Assignor to
                             Assignee, release of Assignor and to
                             execute this Assignment, Assumption,
                             Consent and Release Agreement.

                    (ii)     The execution, delivery and
                             performance by the Buyer of this
                             Assignment are within Buyer's
                             powers, have been duly authorized by
                             all necessary action, require no
                             action by or in respect of any
                             governmental body, agency or
                             official and do not contravene, or
                             constitute a default under, any
                             provision of applicable law or
                             regulation or of Buyer's certificate
                             of incorporation or bylaws or any
                             agreement, judgment, injunction,
                             order, decree or other instrument
                             binding upon them.

               B. Assignor represents and warrants to the other parties that:

                    (i)      Assignor has the power to execute
                             and deliver this Assignment,
                             Assumption, Consent and Release
                             Agreement; and

                    (ii)     The execution, delivery and
                             performance by the Assignor of this
                             Assignment are within Assignor's
                             powers, have been duly authorized by
                             all necessary action, require not
                             action by or in respect of, or
                             filing with, any governmental body,
                             agency or official and do not
                             contravene, or constitute a default
                             under, any provision of applicable
                             law or regulation or of Assignor's
                             certificate of incorporation or
                             bylaws or any agreement, judgment,
                             injunction, order, decree of other
                             instrument binding upon either of
                             them.

               C. The Assignee represents and warrants to the other parties:

                    (i)      Assignee is duly organized, validly
                             existing and in good standing under
                             the laws of the State of New Jersey
                             and has the power to carry on its
                             business now conducted and to
                             execute and deliver this Assignment
                             and to consummate the transactions
                             contemplated hereby;

                    (ii)     This Assignment is the legal, valid
                             and binding obligation of Assignee,
                             enforceable in accordance with its
                             terms, except as the enforceability
                             thereof may be limited by
                             bankruptcy, insolvency,
                             reorganization, moratorium or
                             similar law affecting the
                             enforcement of creditor's rights in
                             general and by general principles of
                             equity; and

                    (iii)    The execution, delivery and
                             performance by the Assignee of this
                             Assignment, and the consumption of
                             the transactions contemplated
                             hereby, are within the Assignees'
                             powers, have been duly authorized by
                             all necessary action, require no
                             action by or in respect of, or
                             filing with, any governmental body,
                             agency or officials (except the
                             Securities and Exchange Commission,
                             with respect to Buyer's obligations
                             under the Securities Exchange Act of
                             1934) and do not contravene, or
                             constitute a default under, any
                             provision of applicable law or
                             regulation or of Assignee's charter,
                             certificate of incorporation or
                             bylaws or any agreement, judgment,
                             injunction, order, decree or other
                             instrument binding upon the
                             Assignee.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, delivered and sealed by an officer of such corporation, thereunto duly authorized all effective as of the Effective Date.

                             GLOBAL PETROLEUM CORP.



                    By:_______________________________________
                                ALFRED SLIFKA

                    Its: President


                             MONTELLO OIL CORPORATION



                    By:_______________________________________
                                ALFRED SLIFKA

                    Its: President


                             CENTRAL HUDSON GAS & ELECTRIC
                             CORPORATION for Itself and as Agent
                             for Consolidation Edison Company of
                             New York, Inc. and Niagara Mohawk
                             Power Corporation



                    By:_______________________________________
                                PAUL J. GANCI

                    Its: President and Chief Operating Officer

                                                  June 28, 1994




                            GUARANTY


          ANNEXED TO AND FORMING A PART OF THAT CERTAIN AGREEMENT OF ASSIGNMENT, ASSUMPTION, CONSENT AND RELEASE ("ASSIGNMENT") entered into as of July 1, 1994 by and among Global Petroleum Corp., a Massachusetts Corporation having a principal address of 800 South Street, Waltham, Massachusetts 02254 ("Assignor"), and Montello Oil Corporation, a New Jersey Corporation having a principal address of 800 South Street, Waltham, Massachusetts 02254, and Central Hudson Gas & Electric Corporation, a New York Corporation having a principal address of 284 South Avenue, Poughkeepsie, New York 12601, for Itself and As Agent for Consolidated Edison Company of New York, Inc. having a principal address of 4 Irving Place, New York, New York 10003, a New York Corporation and Niagara Mohawk Power Corporation having a principal address of 300 Erie Boulevard West, Syracuse, New York 13202, a New York Corporation (collectively defined herein as "Buyer").

A. The undersigned does hereby guarantee the full, faithful and timely performance by Assignee of all of the covenants and other obligations of Assignee under or pursuant to the Assignment. If Assignee shall default at any time beyond any applicable notice and grace period in the performance of any of the other covenants and obligations of Assignee, under or pursuant to the Assignment, then the undersigned, at its sole expense, shall on demand of Buyer fully and promptly and well and truly, pay all sums, costs and charges to be paid by Assignee, and perform all the other covenants and obligations to be performed by Assignee, under or pursuant to the Assignment, and in addition shall on Buyer's demand pay to Buyer any and all sums due to Buyer, including (without limitation) all interest on past due obligations of Assignee, costs advanced by Buyer, and damages and all expenses (including reasonable attorneys' fees and litigation costs), that may arise in consequence of Assignee's default. The undersigned hereby waives all requirements of notice of the acceptance of this Guaranty and all requirements of notice of breach or nonperformance by Assignee.

B. The undersigned waives any right to require Buyer to proceed against Assignee or pursue any other remedy in Buyer's power whatsoever, any right to complain of delay in the enforcement of Buyer's rights under the assigned contract, and any demand by Buyer and/or prior action by Buyer of any nature whatsoever against Assignee, or otherwise.

C. This Guaranty shall remain and continue in full force and effect and shall not be discharged in whole or in part notwithstanding (whether prior or subsequent to the execution hereof) any alteration, modification, amendment or assignment of, the Assignment. Without limiting the foregoing, this Guaranty shall be applicable to any obligations of Assignee arising in connection with a termination of the Assignment. The undersigned hereby waives notices of any of the foregoing, and agrees that the liability of the undersigned hereunder shall be based upon the obligations of Assignee set forth in the Assignment as the same may be altered, renewed, extended, modified, amended or assigned.

D. The undersigned's obligations hereunder shall remain fully binding although Buyer may have waived one or more defaults by Assignee, extended the time of performance by Assignee, and/or released Assignee from the performance of its obligations under the Assignment or terminated the Assignment.

E. This Guaranty shall remain in full force and effect notwithstanding the institution by or against Assignee, of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature.

F. This Guaranty shall be applicable to and binding upon the successors and assigns of Buyer, Assignee and the undersigned. Buyer may, without notice, assign this Guaranty in whole or in part.

G. In the event that Buyer should institute any suit against the undersigned for violation of or to enforce any of the covenants or conditions of this Guaranty or to enforce any right of Buyer hereunder, or should the undersigned institute any suit against Buyer arising out of or in connection with this Guaranty, or should either party institute a suit against the other for a declaration of rights hereunder, or should either party intervene in any suit in which the other is a party, to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to the fees of its attorney(s) in the reasonable amount thereof, to be determined by the court and taxed as a part of the costs therein.

          IN WITNESS WHEREOF, the undersigned has executed this Guaranty this 28 day of Sept., 1994.

WITNESSES:                      Global Petroleum Corp.

_____________________           By:
FRANCIS SEARS                        ALFRED SLIFKA

_____________________           Its: PRESIDENT

                    CORPORATE ACKNOWLEDGMENT



STATE OF MASSACHUSETTS
COUNTY OF MIDDLESEX

     On this 28 day of Sept., 1994 before me personally appeared Alfred Slifka to me personally known, who, being by me duly sworn, did say that he is the President of the Global Petroleum Corp., the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors; and said Alfred Slifka knowledged before me said instrument to be the free act and deed of said corporation.


                                Paul J. Casey
                                Notary Public,        County,
                                My commission expires:





















